Filed pursuant to Rule 497(e)
File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated December 18, 2019 to the

Statutory Prospectus for Class A, Class C, Class R, Class T, Class R6, Institutional Class, Class P and Administrative Class Shares of

Allianz Funds Multi-Strategy Trust,

Dated February 1, 2019 (as supplemented thereafter)

Disclosure Relating to AllianzGI International Small-Cap Fund (for purposes of this section only, the “Fund”)

Effective January 1, 2020, within the Fund Summary relating to the Fund, the subsection entitled “Management of the Fund — Portfolio Managers” is hereby revised and restated in its entirety as follows:

Heinrich Ey, CFA, DVFA/CEFA, portfolio manager, has managed the Fund since 2016.

Bjoern Mehrmann, portfolio manager responsible for European investment opportunities for the Fund, has managed the Fund since 2012.

Koji Nakatsuka, CFA, CMA, senior portfolio manager, director and head of Japanese investment opportunities for the Fund, has managed the Fund since 2012.

Andrew Neville, lead portfolio manager, director and head of European investment opportunities for the Fund, has managed the Fund since 2012.

Miguel Pohl, CFA, portfolio manager, has managed the Fund since 2018.

Stuart Winchester, CFA, senior portfolio manager, managing director and head of Asia-Pacific (ex-Japan) investment opportunities for the Fund, has managed the Fund since 2020.

The information relating to the Fund contained in the table in the subsection “Management of the Funds — Investment Manager” in the Prospectus is hereby deleted and replaced with the following:

AllianzGI International Small-Cap Fund***	Andrew Neville (Lead)	2012	Mr. Neville is a portfolio manager and a director with Allianz Global Investors, which he joined in 2004. He is a member of the European & German Mid/Small Caps team. Mr. Neville has 20 years of investment-industry experience. He previously worked as a portfolio manager at Baring Asset Management, trained as a portfolio manager at AIB Govett Asset Management and worked as an audit manager for Deloitte & Touche. Mr. Neville has a B.S. in civil engineering from Imperial College London.

	Bjoern Mehrmann	2012	Mr. Mehrmann is a portfolio manager with Allianz Global Investors, which he joined in 2001. He is a member of the European & German Mid/Small Caps team. Mr. Mehrmann has 17 years of investment-industry experience. He has a B.S. in computer science from James Madison University and a master´s in business administration from EBS International University Schloss Reichartshausen, Germany.

Koji Nakatsuka, CFA, CMA	2012	Mr. Nakatsuka, CFA, CMA, is a senior portfolio manager and a director with Allianz Global Investors, which he joined in 2005. He has 19 years of investment-industry experience. Mr. Nakatsuka previously managed a mid/small-cap investment trust at Goldman Sachs Asset Management. Before that, he was at Schroder Investment Management Japan as an equity analyst for mid/small caps. Mr. Nakatsuka has a B.A. in law from Sophia University.

Heinrich Ey, CFA, DVFA/CEFA	2016	Mr. Ey is a portfolio manager and Co-CIO European Mid/Small Cap with Allianz Global Investors, which he joined in 1995. As a member of the European Mid/Small Cap team, he is responsible for global small cap and international small cap equity mandates. Mr. Ey has 25 years of investment-industry experience. Earlier in his career, Mr. Ey was Global Head of Telemedia; a telecommunications and media analyst; a manager of European institutional and retail funds; and a trader for equity, fixed-income and derivative products. Mr. Ey has an M.B.A. from Baden-Wuerttemberg Cooperative State University Karlsruhe, Germany. He is a CFA charterholder and holds the DVFA/Certified European Financial Analyst designation.

Miguel Pohl, CFA	2018	Mr. Pohl is a portfolio manager with Allianz Global Investors, which he joined in 2013. He is head of the Insurance Dedicated Small Caps team; his coverage focuses on small- and micro-cap companies in various sectors. Earlier in his career at the firm, Mr. Pohl was Head of Research for Allianz Aequitas and an analyst for Allianz SE. He has 15 years of investment-industry experience. Mr. Pohl has a diploma in business administration from the University of Münster, Germany, and studied accounting and finance at The University of Manchester, UK. Mr. Pohl is a CFA charterholder.

Stuart Winchester, CFA	2020	Mr. Winchester is a senior portfolio manager and a managing director with Allianz Global Investors, which he joined in 1992. He is a member of the Asia Pacific investment team and is responsible for the firm’s Hong Kong mandates in global equity and balanced funds. Mr. Winchester also manages the equity portion of absolute-return funds and manages Oriental Income, a total-return fund investing in the Asia-Pacific region. He has more than 30 years of investment-industry experience. Mr. Winchester previously worked at Wood Gundy in Japan before transferring to Indonesia to run an affiliate joint-venture merchant bank. He has a master’s degree in international management from the American Graduate School of International Management. Mr. Winchester is a CFA charterholder.

***

Andrew Neville serves as the lead portfolio manager of the AllianzGI International Small-Cap Fund and is based in London, England. The Fund relies on regionally based investment teams to locate investment opportunities. Messrs. Neville, Pohl and Mehrmann are responsible for identifying investments in Europe and the United Kingdom, Mr. Nakatsuka is responsible for stock selection in the Japanese market and Mr. Winchester is responsible for identifying investment opportunities in the Asia-Pacific (ex-Japan) region.

Corresponding changes are hereby made to the remainder of this subsection.

Disclosure Relating to AllianzGI Global Water Fund (for purposes of this section only, the “Fund”)

Effective February 1, 2020, the Fund will change its name from “AllianzGI Global Water Fund” to “AllianzGI Water Fund”.

Effective February 1, 2020, within the Fund Summary relating to the Fund, the subsection entitled “Principal Investment Strategies” will hereby be revised and restated in its entirety as follows:

The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that are represented in one or more of the S&P Global Water Index, the NASDAQ OMX US Water or Global Water Indices or the S-Network Global Water Index (Composite), or that are substantially engaged in water-related activities.] Water-related activities consist of those that relate to the quality or availability of or demand for potable and non-potable water and include, but are not limited to, the following: water production, storage, transport and distribution; water supply-enhancing or water demand-reducing technologies and materials; water planning, control and research; water conditioning, such as filtering, desalination, disinfection and purification; sewage and liquid waste treatment; and water delivery-related equipment and technology, consulting or engineering services relating to any of the above-mentioned activities. The specific activities that the Fund may from time to time consider to qualify as “water-related activities” will change as markets, technologies and investment practices develop. The portfolio managers intend to diversify the Fund’s investments across geographic regions. Under normal market conditions, the Fund will typically invest (i) between 45%-75% of its total assets in U.S. securities, (ii) between 20%-45% of its total assets in European securities, and (iii) up to 20% of its total assets in Asia and other geographies. The Fund may invest in emerging market securities.

The portfolio managers select investments on a bottom-up basis irrespective of market capitalization, geography, industry/sector or growth- or value-orientation, and may look for several of the following characteristics: higher than average sustainable growth; substantial capacity for growth of revenue and earnings; superior management; alignment to select United Nations Sustainable Development Goals (SDG’s) and other comparable societal goals; strong commitment to research and product development; and differentiated or superior product offerings addressing the structural demand drivers. The portfolio managers consider the level of active contribution to the improvement of water resource management during the stock selection process. Companies’ Environmental, Social and Corporate Governance (“ESG”) practices are also considered as the portfolio managers believe this enhances the investment process.

In analyzing specific companies for possible investment, the portfolio managers may also consider such factors as the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In selecting investments, the portfolio managers may seek the input of a global research platform, regional portfolio managers and single country managers.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. The Fund typically does not seek to hedge its exposure to securities denominated in non-U.S. dollar currencies but retains the flexibility to do so at any time.

Effective February 1, 2020, within the Fund Summary relating to the Fund, the following will be hereby added to the alphabetical list of principal risks in the subsection entitled “Principal Risks” after the first six risks:

Sustainable Investing Risk: Because the Fund focuses on investments in companies that the Manager believes exhibit strong environmental, social, and corporate governance records, the Fund’s universe of investments may be smaller than that of other funds and broad equity benchmark indices.

Effective February 1, 2020, the subsection entitled “Principal Investments and Strategies” within the section entitled “Principal Investments and Strategies of Each Fund– AllianzGI Global Water Fund” will hereby be restated in its entirety as follows:

Investment Objective Seeks long-term capital appreciation Fund Category Sector-Related Stocks	Fund Focus Equity securities of water-related companies worldwide	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that are represented in one or more of the S&P Global Water Index, the NASDAQ OMX US Water or Global Water Indices or the S-Network Global Water Index (Composite), or that are substantially engaged in water-related activities. Water-related activities consist of those commercial activities that relate to the quality or availability of or demand for potable and non-potable water and include, but are not limited to, the following: water production, storage, transport and distribution; water supply-enhancing or water demand-reducing technologies and materials; water planning, control and research; water conditioning, such as filtering, desalination, disinfection and purification; sewage and liquid waste treatment; and water delivery-related equipment and technology, consulting or engineering services relating to any of the above-mentioned activities. The specific activities that the Fund may from time to time consider to qualify as “water-related activities” will change as markets, technologies and investment practices develop. See “Summary of Principal Risks—Water-Related Risk” in this Prospectus. The Fund’s portfolio managers are not constrained by capitalization limitations. The portfolio managers intend to diversify the Fund’s investments across geographic regions. Under normal market conditions, the Fund will typically invest (i) between 45%-75% of its total assets in U.S. securities, (ii) between 20%-45% of its total assets in European securities, and (iii) up to 20% of its total assets in Asia and other geographies. The Fund may invest in emerging market securities. The Fund may also purchase securities in initial public offerings (IPOs).

In making investment decisions for the Fund, the portfolio managers select investments on a bottom-up basis irrespective of market capitalization, geography, industry/sector or growth- or value-orientation. In selecting investments for the Fund, the portfolio managers may look for several of the following characteristics: higher than average sustainable growth; substantial capacity for growth of revenue and earnings; superior management; alignment to select United Nations Sustainable Development Goals (SDG’s) and other comparable societal goals; strong commitment to research and product development; and differentiated or superior product offerings addressing the structural demand drivers.

In analyzing specific companies for possible investment, the portfolio managers may also consider such factors as the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In selecting investments, the portfolio managers may utilize company-specific and macroeconomic insights from the global research network of analysts of the broader Allianz Global Investors organization, including the firm’s Environmental, Social & Governance (“ESG”) analyst team. The portfolio managers may leverage investment research and analysis conducted by the ESG analyst team, which assesses a wide range of ESG factors and societal goals. In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. Under normal circumstances, the portfolio managers typically select approximately 25 to 50 securities for the Fund.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. The Fund typically does not seek to hedge its exposure to securities denominated in non-U.S. dollar currencies but retains the flexibility to do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Effective February 1, 2020, the subsection entitled “Principal Risks” within the section entitled “Principal Investments and Strategies of Each Fund– AllianzGI Global Water Fund” will hereby be restated in its entirety as follows:

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

	• Market Risk • Issuer Risk • Equity Securities Risk • Water-Related Risk • Focused Investment Risk • Non-U.S. Investment Risk	• Credit and Counterparty Risk • Currency Risk • Derivatives Risk • Emerging Markets Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Smaller Company Risk • Sustainable Investing Risk • Turnover Risk

Disclosure Relating to AllianzGI Best Styles International Equity Fund (for purposes of this section only, the “Fund”)

Liquidation of the Fund

Effective on or about March 4, 2020 (the “Liquidation Date”), the Fund will be liquidated and dissolved. Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after dividend distributions required to eliminate any Fund-level taxes are made and the expenses and liabilities of the Fund have been paid or otherwise provided for. Allianz Global Investors Distributors LLC, the Fund’s distributor (the “Distributor”), will waive contingent deferred sales charges applicable to redemptions from and after the date that is five (5) business days prior to the Liquidation Date through and including the Liquidation Date.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth under “How to Buy and Sell Shares” in the Prospectus. Shareholders may also exchange their shares of the Fund for shares of the same class of any other series of the Allianz Funds Multi-Strategy Trust (the “Trust”) or Allianz Funds that offers that class, as described under “How to Buy and Sell Shares — Exchanging Shares” in the Prospectus. Such exchanges will be taxable transactions for shareholders who hold shares in taxable accounts.

In cases where beneficial owners holding shares of the Fund through retirement accounts have not provided alternative instructions prior to the Liquidation Date, those shares may be redeemed and reinvested into alternative vehicles on the Liquidation Date in accordance with the Fund’s existing contractual arrangements with the relevant retirement plan administrators. In the case of certain retirement plans, this reinvestment will be accomplished through an exchange for shares of AllianzGI Short Duration High Income Fund, another series of the Trust. Investors should consult with their program administrator prior to the Liquidation Date for additional details.

Automatic redemptions on the Liquidation Date will generally be treated like any other redemption of shares and may result in a gain or loss for U.S. federal income tax purposes. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of state, local or non-U.S. tax laws.

Restrictions on New Purchases and Exchanges for Shares of the Fund

The Board of Trustees of the Trust has imposed the following restrictions on new purchases of, and exchanges for, shares of the Fund:

Effective as of the close of business on February 26, 2020, shares of the Fund will no longer be available for purchase by current or new investors in the Fund, other than through the automatic reinvestment of distributions by current shareholders. Shareholders of other series of the Trust and Allianz Funds will no longer be permitted to exchange any of their shares for shares of the Fund, as described in the Prospectus under “How to Buy and Sell Shares — Exchanging Shares.” The Board of Trustees of the Trust and the Distributor each reserves the right at any time to modify or eliminate the terms described above, including on a case-by-case basis.

Please retain this Supplement for future reference.

Filed pursuant to Rule 497(e)
File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated December 18, 2019 to the

Statement of Additional Information (“SAI”)

of Allianz Funds Multi-Strategy Trust,

Dated February 1, 2019 (as supplemented thereafter)

Disclosure Relating to AllianzGI International Small-Cap Fund (for purposes of this section only, the “Fund”)

Effective January 1, 2020, the subsection “Portfolio Manager Compensation, Other Accounts Managed, Conflicts of Interest and Corporate Culture” under “Management of the Trust” (the “Subsection”) is hereby revised to remove all references to Dennis Lai as a portfolio manager of the Fund and to reflect the addition of Stuart Winchester as a portfolio manager of the Fund.

Information regarding other accounts managed by Mr. Winchester, as well as his ownership of securities of the Fund, each as of November 30, 2019, is provided below.

Other Accounts Managed

Portfolio Manager	Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Stuart Winchester, CFA	2	403	9	923	0	0

Accounts and Assets for which Advisory Fee is Based on Performance

Portfolio Manager	Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Stuart Winchester, CFA	0	0	0	0	0	0

Securities Ownership

AllianzGI International Small-Cap Fund	Dollar Range of Equity Securities
Stuart Winchester, CFA	None

Disclosure Relating to AllianzGI Global Water Fund (for purposes of this section only, the “Fund”)

Effective February 1, 2020, the Fund will change its name from “AllianzGI Global Water Fund” to “AllianzGI Water Fund.”

Please retain this Supplement for future reference.